UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 3, 2013
Date of Report (Date of earliest event reported)

Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087
(Address of principal executive offices)(Zip Code)

(484) 583-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

We filed a restatement to our Restated Articles of Incorporation on July 3, 2013 with the Secretary of State of Indiana.   The restatement removes the Certificate of Resolution by Board of Directors Determining and Stating the Designation and the Relative Rights, Preferences, Qualifications, Limitations and Restrictions (Other Than Voting Rights) of a Series of Class of Preferred Shares of Lincoln National Corporation relating to our $3.00 Cumulative Convertible Preferred Stock Series A.  This restatement does not require shareholder approval under Indiana law.

A copy of the Restated Articles of Incorporation is attached here as Exhibit 3.1.

Exhibit Number	Description
3.1	Restated Articles of Incorporation of Lincoln National Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By:	/s/ Randal J. Freitag
Name:	Randal J. Freitag
Title:	Executive Vice President and Chief Financial Officer

Date:  July 8, 2013

INDEX TO EXHIBITS

Exhibit Number	Description
3.1	Restated Articles of Incorporation of Lincoln National Corporation